SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported October 1, 2005)

NOMURA ASSET ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,

dated as of August 1, 2005, providing for the issuance of

Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AP3, Mortgage Pass-Through Certificates)

NOMURA ASSET ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-126812	13-3672336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Pooling & Servicing Agreement

On August 30, 2005, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AP3, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005 (the “Pooling Agreement”), among Nomura Asset Acceptance Corporation as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as seller (the “Seller”), GMAC Mortgage Corporation as servicer (“GMAC”), Wells Fargo Bank, National Association as master servicer and securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association as trustee (the “Trustee”), which Pooling Agreement was the subject of, and exhibit to a Form 8-K filed with the United States Securities and Exchange Commission on September 22, 2005.

The Seller, as owner of the mortgage loans sold to the trust fund (the “Mortgage Loans”), retained certain rights relating to the servicing of the Mortgage Loans, including the right to terminate and replace GMAC at any time, without cause. As of October 1, 2005, the Seller sold the servicing rights with respect to the Mortgage Loans to Wells Fargo Bank, N.A. (in its capacity as the servicer of the Mortgage Loans, “Wells Fargo”). As a result, the Depositor, the Seller, Wells Fargo, the Securities Administrator and the Trustee entered into a Servicer Appointment Assumption and Amendment Agreement to the Pooling Agreement (the “Amendment”), dated as of October 1, 2005, attached hereto as Exhibit 4.1. The Amendment reflects the appointment of Wells Fargo as a servicer with respect to the Mortgage Loans.

Item 9.01        Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
Exhibit No.	Description
4.1

Servicer Appointment, Assumption and Amendment Agreement, dated as of October 1, 2005, to the Pooling and Servicing Agreement, dated as of August 1, 2005, by and among the Seller, the Depositor, Wells Fargo, the Securities Administrator and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 5, 2005

NOMURA ASSET ACCEPTANCE CORPORATION

By:/s/ John P. Graham

Name: John P. Graham

Title:	President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Servicer Appointment, Assumption and Amendment Agreement, dated as of October 1, 2005, to the Pooling and Servicing Agreement, dated as of August 1, 2005, by and among the Seller, the Depositor, Wells Fargo, the Securities Administrator and the Trustee.	7